Exhibit 99.1

210 Westwood Place South, Suite 400 Brentwood, TN 37027

NEWS	FOR IMMEDIATE RELEASE

DOANE PET CARE COMPANY COMMENCES PRIVATE PLACEMENT
OF $150 MILLION OF SENIOR SUBORDINATED NOTES
Brentwood, Tennessee, October 5, 2005 — Doane Pet Care Company (the “Company”) announced that it has commenced a private placement of $150 million of senior subordinated notes due 2015. The senior subordinated notes will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The private offering, which is subject to market and other conditions, will be made within the United States only to qualified institutional buyers, and outside the United States only to non-U.S. investors under Regulation S of the Securities Act. The senior subordinated notes are expected to be eligible for resale under Rule 144A.
The Company currently intends to use the proceeds from the offering, together with investments of Teachers’ Private Capital, the private investment arm of the Ontario Teachers’ Pension Plan Board (“OTPP”), and Doane senior management and borrowings under a new senior credit facility, to fund certain transactions in connection with OTPP’s acquisition of beneficial ownership of substantially all of the capital stock of the Company’s parent corporation, Doane Pet Care Enterprises, Inc.
This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
Forward-Looking Statements
All statements in this press release other than statements of historical facts, including statements made in paragraphs one and two regarding the potential senior notes offering and the use of proceeds from the offering are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Readers should not place undue reliance on any forward-looking statements, which speak only as of the date made. Although the Company believes the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. It is important to note that actual results could differ materially from those expressed or implied by such forward-looking statements. Factors that could cause results to differ materially include without limitation: reliance on a few customers for a large portion of our sales and our ability to maintain our relationships with these customers; our exposure to, and our ability to manage, our market risks relating to commodity, oil and natural gas prices, interest rates and foreign currency exchange rates; changes in demand for our products; future capital expenditures and our ability to finance these capital expenditures; our ability to make required interest or principal payments on our senior credit facility and our other indebtedness and to comply with the financial covenants under our debt agreements; our business strategies and other plans and objectives for future operations; general economic and business conditions and changes in market trends; business opportunities that may be presented to and pursued by us from time to time; risks related to our international operations; the outcome of any legal proceedings in which we or any of our subsidiaries may be a party; the impact of existing or new accounting pronouncements; and other factors. Further information concerning factors that could cause actual results to differ materially from those in the forward-looking statements are contained from time to time in the Company’s SEC filings, including without limitation the Company’s 2004 Annual Report on Form 10-K. We undertake no obligation to revise the forward-looking statements to reflect any future events or circumstances. All forward-looking statements attributable to the Company are expressly qualified in their entirety by this cautionary statement.

About the Company
Doane Pet Care Company, based in Brentwood, Tennessee, is the largest manufacturer of store brand pet food and the second largest manufacturer of dry pet food overall in the United States. The Company sells to approximately 650 customers around the world and serves many of the top pet food retailers in North America and Europe. The Company offers its customers a full range of pet food products for both dogs and cats, including dry, semi-moist, soft-dry, wet, treats and dog biscuits. For more information about the Company, including its SEC filings and past press releases, please visit www.doanepetcare.com. However, no information contained therein shall be deemed to be a part of this press release.
CONTACT: Philip K. Woodlief, Vice President, Finance and Chief Financial Officer Tel: (615) 373-7774
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